UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2018

_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Barings BDC, Inc. (the “Company”) announced today the final results of its modified “Dutch auction” tender offer (the “Tender Offer”) to purchase for cash up to $50,000,000 in value of its shares of common stock, par value $0.001 per share (“Common Stock”), from its stockholders, which expired at 5:00 p.m., New York City time, on September 6, 2018.
Pursuant to the Tender Offer, the Company has accepted for purchase 4,901,961 shares of Common Stock at a purchase price of $10.20 per share, for an aggregate cost of approximately $50,000,000, excluding fees and expenses relating to the Tender Offer. The 4,901,961 shares of Common Stock accepted for purchase in the Tender Offer represent approximately 8.7% of the Company’s issued and outstanding shares of Common Stock as of September 6, 2018.
Based on the final count by Computershare Trust Company, N.A., the depositary for the Tender Offer, a total of 5,630,926 shares of Common Stock were properly tendered and not properly withdrawn at the purchase price of $10.20 per share.
Due to the oversubscription of the Tender Offer, based on the final count described above, the Company has accepted for purchase pursuant to the terms of the Tender Offer on a pro rata basis approximately 87.0% of the shares of Common Stock properly tendered and not properly withdrawn at the purchase price of $10.20 per share.
Payment for the shares of Common Stock accepted for purchase under the Tender Offer and return of all other shares of Common Stock tendered and not purchased, will occur promptly, in accordance with applicable law.
Upon settlement of the Tender Offer, the Company will have approximately 51,284,064 shares of Common Stock outstanding.
A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 11, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: September 11, 2018	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer